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                      GT GLOBAL VARIABLE INVESTMENT FUNDS

   SUPPLEMENT TO PROSPECTUS DATED APRIL 29, 1996, AS REVISED OCTOBER 31, 1996
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EFFECTIVE  JANUARY 2, 1997, THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE,
THE DISCUSSION UNDER "INVESTMENT OBJECTIVES AND POLICIES" WITH RESPECT TO GT GLOBAL VARIABLE AMERICA FUND ("AMERICA FUND"):

America Fund seeks its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of mid cap companies domiciled in its Primary Investment Area. "Mid cap" companies are companies that, at the time of purchase of their securities by the America Fund, have market capitalizations of $1 billion to $5 billion.

The last two sentences of the last full paragraph on page ten are deleted.

WITH RESPECT TO AMERICA FUND, GT GLOBAL VARIABLE INTERNATIONAL FUND, GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND, GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND, GT GLOBAL VARIABLE STRATEGIC INCOME FUND AND GT GLOBAL MONEY MARKET FUND, THE FOLLOWING REVISES AND SUPERSEDES THE DISCUSSION UNDER "MANAGEMENT":

Ellen H. Adams will be named a Portfolio Manager for America Fund on January 2, 1997. Ms. Adams has been the Head of North American Equity for Chancellor LGT Asset Management, Inc. (the "Manager") since 1995, Director of Equity Research for the Manager from May 1993 until 1995, and a Portfolio Manager and Analyst for the Manager from 1992 until May 1993. Prior thereto, Ms. Adams was a Portfolio Manager for Neuberger & Berman from 1987 until 1992. Ann B. Hutchins will be named the other Portfolio Manager for America Fund on January 2, 1997. Ms. Hutchins has been a Portfolio Manager for the Manager since 1994. Prior thereto, Ms. Hutchins was Equity Portfolio Manager and Research Analyst for Cadence Capital Management from 1988 until 1994.

Roger Yates has been named a Portfolio Manager for GT Global Variable International Fund as of December 1996. Mr. Yates has been International Chief Investment Officer for the Manager since September 1996. From 1994 to 1996, Mr. Yates was the Chief Investment Officer for Europe and the United Kingdom for the Manager. From 1988 to 1994, Mr. Yates was an Investment Manager for Morgan Grenfell Asset Management.

Cheng-Hock Lau has been named a Portfolio Manager for GT Global Variable Strategic Income Fund ("Strategic Income Fund") as of December 1996. Mr. Lau has been Chief Investment Officer for Developed Market Debt for the Manager since November 1996, and was a Senior Portfolio Manager for global/international fixed income for the Manager from July 1995 to November 1996. Prior thereto, Mr. Lau was a Senior Vice President and Senior Portfolio Manager for Fiduciary Trust Company International from 1993 to 1995, and Vice President at Bankers Trust Company from 1991 to 1993. Simon Nocera remains the other Portfolio Manager of the Strategic Income Fund.

John W. Geissinger will be named Portfolio Manager for GT Global Variable U.S. Government Income Fund on January 2, 1997. Mr. Geissinger has been a Senior Portfolio Manager and Head of the Investment Grade Fixed Income Group for the Manager since 1993. Prior thereto, Mr. Geissinger was a Portfolio Manager at the Putnam Companies from 1987 until 1993.

Cheng-Hock Lau has been named a Portfolio Manager for the GT Global Variable Global Government Income Fund ("Global Government Income Fund") as of December 1996. Robert Allen remains the other Portfolio Manager of the Global Government Income Fund. John W. Geissinger and David B. Hughes will be named additional Portfolio Managers for the Global Government Income Fund on January 2, 1997. Mr. Hughes has been an Assistant Portfolio Manager of the Manager since 1995. Prior thereto, Mr. Hughes was an Assistant Vice President at Fiduciary Trust Company International from 1994 to 1995, and a member of the Global Fixed Income Division of Bankers Trust Company from 1991 to 1994.

John W. Geissinger will be named a Portfolio Manager for GT Global Money Market Fund on January 2, 1997. Heidi Koch will be named the other Portfolio Manager for GT Global Money Market Fund on January 2, 1997. Ms. Koch has been a Portfolio Manager for the Manager since 1991.

On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc., and the resulting entity was renamed Chancellor LGT Asset Management, Inc. Prior to October 31, 1996, Messrs. Lau, Geissinger and Hughes, Ms. Adams, Ms. Hutchins and Ms. Koch were employees only of Chancellor Capital.

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VARST612007.5M                                                 December 20, 1996